UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

COLUMBUS ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42485	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

14 Prudential Tower

Singapore 049712

(Address of principal executive offices)

(+1) 949 899 1827

(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one ordinary share, $0.0001 par value, and one Right to acquire one-seventh of one ordinary share	COLAU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	COLA	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-seventh of one ordinary share	COLAR	The Nasdaq Stock Market LLC

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 30, 2026, Columbus Acquisition Corp, a Cayman Islands exempted company (the “Company” or “CAC”) reconvened its Extraordinary General Meeting of Shareholders (the “Meeting”), at which the shareholders voted on the proposals as set forth below, each of which is described in more detail in the definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 19, 2026. Capitalized terms not otherwise defined herein shall have the same meaning ascribed thereto in the Proxy Statement.

On August 17, 2026, the record date for the Meeting, there were 4,494,439 ordinary shares of the Company entitled to vote at the Meeting.

As previously disclosed, the Extraordinary General Meeting, initially scheduled for September 10, 2026, has been adjourned on multiple occasions without conducting any business or submitting any proposals to shareholders. On September 30, 2026, the Company reconvened the Meeting, at which 3,589,190 (or approximately 79.86%) ordinary shares of the Company entitled to vote were represented in the Meeting either in person or by proxy.

The final results for each of the matters submitted to a vote of Company shareholders at the Meeting are as follows:

1. The NTA Proposal

Shareholders approved the amendment of the CAC Articles, which currently restricts consummation of a shareholder redemption offer in connection with a business combination if the redemptions made pursuant to such offer would cause CAC to have net tangible assets of less than US$5,000,001 prior to or upon consummation of a business combination (the “NTA Requirement”) as set out in Articles 37.2, 37.5, 37.6 and 37.8 of the CAC Articles, in order to expand the methods that CAC may employ to not become subject to the “penny stock” rules of the SEC, immediately prior to the Effective Time (as defined in the Plan of Merger) (the “NTA Proposal”).

Approval of the NTA Proposal requires the affirmative vote of holders of at least two-thirds of the Company’s ordinary shares represented in person (including by virtual attendance) or by proxy and entitled to vote thereon at the Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,588,892	298	0	0

2. The Business Combination Proposal

Shareholders approved and authorize the Business Combination Agreement, dated as of November 9, 2025, as amended on August 6, 2026 (as it may be further amended, supplemented or otherwise modified from time to time) (the “Business Combination Agreement”), by and among the Company, WISeSat.Space Holdings Corp., a British Virgin Islands business company (“Pubco”), WISeSat Merger Sub Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“Merger Sub”), WISeSat.Space Corp., a British Virgin Islands business company, WISeKey International Holding Ltd., a Swiss company, a copy of which is attached to the Proxy Statement as Annex A and Annex A-1, and the transactions contemplated therein.

Approval of the Business Combination Proposal requires the affirmative vote of the holders of a majority of the Company’s ordinary shares as of the record date represented in person (including by virtual presence) or by proxy at the Meeting and entitled to vote thereon. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,407,497	181,693	0	0

3. The Merger Proposal

Shareholders approved and authorize that (a) CAC merge with Merger Sub so that Merger Sub will merge with and into CAC and CAC will be the surviving company and all the undertaking, property and liabilities of the Merger Sub vest in CAC by virtue of such merger pursuant to the Companies Act (As Revised); (b) the Plan of Merger substantially in the form annexed to the Proxy Statement as Annex A-2 be and is hereby authorized, approved and confirmed in all respects and CAC be authorized to enter into the Plan of Merger; (c) that upon the Effective Time (as defined in the Plan of Merger): (i) the amending and restating of the memorandum and articles of CAC as the surviving company of the Merger is approved in all respects, (ii) the board of directors and executive officers of CAC resign and the board of directors and the executive officers of Merger Sub immediately prior to the Effective Time become the board of directors and executive officers of the Surviving Company; and (iii) the authorized share capital of CAC (as the surviving company of the Merger) shall be amended such that firstly, all authorized preference shares of par value US$0.0001 each shall be redesignated as authorized ordinary shares of a par value of US$0.0001 each, such that the authorized share capital of CAC (as the surviving company of the Merger) shall be US$50,000 divided into 500,000,000 ordinary shares of a par value of US$0.0001 each (the “Redesignation”); secondly, upon the Redesignation becoming effective, the authorized share capital of CAC (as the surviving company of the Merger) shall be consolidated and divided at a ratio of 100 for 1 so as to become US$50,000 divided into 5,000,000 ordinary shares of a par value of $0.01 each (the “Share Consolidation”); and thirdly (iii) upon the Share Consolidation becoming effective, the authorized share capital of CAC (as the surviving company of the Merger) shall be decreased from $50,000 divided into 5,000,000 ordinary shares of a par value of $0.01 each to $1 divided into 100 ordinary shares of a par value of $0.01 each by the cancellation of 4,999,900 authorized but unissued ordinary shares of a par value of $0.01 each.

Approval of the Nasdaq Proposal requires the affirmative vote of two-thirds of the issued and outstanding ordinary shares of the Company as of the record date represented in person (including by virtual presence) or by proxy at the Meeting and entitled to vote and voted thereon . The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,407,497	181,693	0	0

4. The Pubco Equity Plan Proposal

Shareholders approved the adoption of a new equity incentive plan (the “Pubco Equity Plan”) by Pubco. A copy of the Pubco Equity Plan is attached to the Proxy Statement as Annex D.

Approval of the Pubco Equity Plan Proposal requires the affirmative vote of the holders of a majority of the Company’s ordinary shares as of the record date represented in person (including by virtual presence) or by proxy at the Meeting and entitled to vote thereon. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,407,497	181,693	0	0

5. The ESPP Proposal

Shareholders approved the adoption of an employee share purchase program (the “Employee Share Purchase Program”) by Pubco. A copy of the Employee Share Purchase Program is attached to the Proxy Statement as Annex E

Approval of the ESPP Proposal requires the affirmative vote of the holders of a majority of the Company’s ordinary shares as of the record date represented in person (including by virtual presence) or by proxy at the Meeting and entitled to vote thereon. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,407,795	181,395	0	0

6. The Nasdaq Proposal

Shareholders approved, for purposes of complying with applicable listing rules of The Nasdaq Stock Market, the issuance of up to an aggregate of 33,385,052 Pubco Ordinary Shares, no par value, in connection with the Merger, Share Exchange and PIPE Investment.

Approval of the Nasdaq Proposal requires the affirmative vote of the holders of a majority of the Company’s ordinary shares as of the record date represented in person (including by virtual presence) or by proxy at the Meeting and entitled to vote thereon. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,407,497	181,693	0	0

7. The Pubco Director Election Proposal

Shareholders approved the proposal for the appointment of the following seven individuals, each effective from the consummation of the business combination pursuant to the Business Combination Agreement, and who will constitute all the members of the board of directors of Pubco: Carlos Moreira, David Fergusson, Cristina Dolan, Peter Ward, Cameron R. Johnson, Gwenael Rouy-Poirier and Philippe D. Monnier.

Approval of the Pubco Director Election Proposal requires the affirmative vote of the holders of a majority of the Company’s ordinary shares as of the record date represented in person (including by virtual presence) or by proxy at the Meeting and entitled to vote thereon. The voting results were as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Carlos Moreira	3,407,795	181,395	0
David Fergusson	3,407,795	181,395	0
Cristina Dolan	3,407,795	181,395	0
Peter Ward	3,407,795	181,395	0
Cameron R. Johnson	3,407,795	181,395	0
Gwenael Rouy-Poirier	3,407,795	181,395	0
Philippe D. Monnier	3,407,795	181,395	0

As there were sufficient votes to approve the above proposals, Proposal No. 8, the “Adjournment Proposal” described in the Proxy Statement was not presented to the shareholders.

In connection with the shareholders vote at the Meeting, 2,515,182 ordinary shares of CAC were tendered for redemption and redeemed upon closing of business combination. As announced by Pubco in a press release dated October 1, 2026, on October 1, 2026, the business combination with the Company pursuant to the Business Combination Agreement was closed.

Item 7.01 Regulation FD Disclosure.

As announced by Pubco in a press release dated October 1, 2026, on October 1, 2026, the business combination with the Company pursuant to the Business Combination Agreement was closed. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On October 2, 2026, Pubco issued a press release announcing the commencement of trading of its ordinary shares on Nasdaq under the ticker symbol “SAIQ.” A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1 and 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in the filing, unless otherwise expressly set forth therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibits
99.1	Press Release dated October 1, 2026
99.2	Press Release dated October 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbus Acquisition Corp

Dated: October 6, 2026	/s/ Carlos Moreira
Carlos Moreira
Sole Director